                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): January 10, 2001


                       HISPANIC TELEVISION NETWORK, INC.
              (Exact Name of Registrant as Specified in Charter)



          Delaware                   000-23105                   75-2504551
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)

6125 Airport Freeway, Suite 200                                    76171
       Fort Worth, Texas                                         (Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (817) 222-1234

Item 5. Other Events.

Material Event

On December 27, 2000, David Hayden resigned from the board of directors of Hispanic Television Network, Inc. (Nasdaq symbol: HTVN) (the "Registrant"). The remaining board consists of the following members: James A. Ryffel, Douglas K. Miller, Bob J. Bryant, Marco Camacho and Hector Saldena.

Cautionary Language Concerning Forward-Looking Statements Information set forth in this news release contains financial estimates and other forward-looking statements that are subject to risks and uncertainties. A discussion of factors that may affect future results is contained in HTVN's filings with the Securities and Exchange Commission. HTVN disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HISPANIC TELEVISION NETWORK, INC.


Date: January 10, 2001                  By: /s/ Marco Camacho
                                           ---------------------------------
                                           Chief Executive Officer